Exhibit 99.1

AMCON Distributing Company Reports Fully Diluted Earnings Per Share of $1.10 for the Quarter Ended June 30, 2019

OMAHA, Neb.--(BUSINESS WIRE)--July 18, 2019--AMCON Distributing Company (“AMCON”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $1.10 on net income available to common shareholders of $0.7 million for its third fiscal quarter ended June 30, 2019.

“AMCON’s emphasis on first class service and reliability is a firm part of our tradition as a leader in the convenience distribution industry. Our leadership team is proactively evaluating strategic facility initiatives to support the growth needs and competitive position of our customer base. As such, we will continue to enthusiastically make investments in people, facilities, and equipment necessary for sustained excellence,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. He further noted, “Our Healthy Edge Retail Group management team is planning a comprehensive merchandising and point of sale solution to support our objective of being a total wellness solution for our customers.”

“We collaborate closely with our customers to design cutting edge foodservice programs that are competitive and profitable for our customers. Our portfolio of foodservice warehouse and fleet assets positions us as a leader in the convenience distribution industry,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. In addition, he noted, “As the convenience industry consolidates, AMCON’s platform of technology and history of customer service position the business well for strategic acquisitions.” Mr. Plummer further added, “We were pleased to close June 30, 2019 with total shareholders’ equity of $65.4 million and consolidated debt of $36.2 million.”

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON also operates twenty-two (22) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods Market www.akins.com in its Midwest market, and Chamberlin's Market & Cafe www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets June 30, 2019 and September 30, 2018

	June	September
	2019	2018
	(Unaudited)
ASSETS
Current assets:
Cash	$314,007	$520,644
Accounts receivable, less allowance for doubtful accounts of $1.0 million at June 2019 and $0.9 million at September 2018	34,459,786	31,428,845
Inventories, net	66,946,540	78,869,615
Income taxes receivable	114,276	272,112
Prepaid and other current assets	10,638,796	4,940,775
Total current assets	112,473,405	116,031,991

Property and equipment, net	17,376,511	15,768,484
Goodwill	4,436,950	4,436,950
Other intangible assets, net	3,373,269	3,414,936
Other assets	282,081	301,793
Total assets	$137,942,216	$139,954,154

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$23,403,140	$20,826,834
Accrued expenses	8,604,004	8,556,620
Accrued wages, salaries and bonuses	2,376,347	3,965,733
Current maturities of long-term debt	808,103	1,096,306
Total current liabilities	35,191,594	34,445,493

Credit facility	32,114,531	35,428,597
Deferred income tax liability, net	1,895,240	1,782,801
Long-term debt, less current maturities	3,260,455	3,658,391
Other long-term liabilities	41,022	38,055

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 592,767 shares outstanding at June 2019 and 615,777 shares outstanding at September 2018	8,561	8,441
Additional paid-in capital	23,185,173	22,069,098
Retained earnings	66,757,379	63,848,030
Treasury stock at cost	(24,511,739)	(21,324,752)
Total shareholders’ equity	65,439,374	64,600,817
Total liabilities and shareholders’ equity	$137,942,216	$139,954,154

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three and nine months ended June 30, 2019 and 2018

	For the three months ended June		For the nine months ended June
	2019	2018	2019	2018
Sales (including excise taxes of $98.0 million and $96.2 million, and $274.0 million and $267.9 million, respectively)	$369,981,516	$349,043,200	$1,025,431,309	$959,763,695
Cost of sales	349,455,624	329,930,190	963,683,859	905,392,747
Gross profit	20,525,892	19,113,010	61,747,450	54,370,948
Selling, general and administrative expenses	18,513,048	17,008,355	53,861,943	48,981,383
Depreciation and amortization	620,142	614,710	1,869,378	1,683,618
	19,133,190	17,623,065	55,731,321	50,665,001
Operating income	1,392,702	1,489,945	6,016,129	3,705,947

Other expense (income):
Interest expense	381,469	261,510	1,100,995	777,065
Other (income), net	(15,446)	(18,615)	(55,081)	(51,158)
	366,023	242,895	1,045,914	725,907
Income from operations before income taxes	1,026,679	1,247,050	4,970,215	2,980,040
Income tax expense	361,000	462,000	1,536,000	376,000
Net income available to common shareholders	$665,679	$785,050	$3,434,215	$2,604,040

Basic earnings per share available to common shareholders	$1.12	$1.21	$5.65	$3.85
Diluted earnings per share available to common shareholders	$1.10	$1.18	$5.56	$3.79

Basic weighted average shares outstanding	592,768	651,170	607,505	676,103
Diluted weighted average shares outstanding	606,278	664,688	617,887	686,576

Dividends declared and paid per common share	$0.18	$0.18	$0.82	$0.82

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three and nine months ended June 30, 2019 and 2018

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED JUNE 2018
Balance, April 1, 2018	844,089	$8,441	(160,085)	$(14,245,830)	$22,036,562	$62,296,042	$70,095,215
Dividends on common stock, $0.18 per share	—	—	—	—	—	(127,937)	(127,937)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	5,593	—	5,593
Repurchase of common stock	—	—	(68,016)	(7,059,864)	—	—	(7,059,864)
Net income	—	—	—	—	—	785,050	785,050
Balance, June 30, 2018	844,089	$8,441	(228,101)	$(21,305,694)	$22,042,155	$62,953,155	$63,698,057

THREE MONTHS ENDED JUNE 2019
Balance, April 1, 2019	856,039	$8,561	(263,271)	$(24,511,598)	$23,148,372	$66,203,466	$64,848,801
Dividends on common stock, $0.18 per share	—	—	—	—	—	(111,766)	(111,766)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	36,801	—	36,801
Repurchase of common stock	—	—	(1)	(141)	—	—	(141)
Net income	—	—	—	—	—	665,679	665,679
Balance, June 30, 2019	856,039	$8,561	(263,272)	$(24,511,739)	$23,185,173	$66,757,379	$65,439,374

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
NINE MONTHS ENDED JUNE 2018
Balance, October 1, 2017	831,438	$8,314	(153,432)	$(13,601,302)	$20,825,919	$60,935,911	$68,168,842
Dividends on common stock, $0.82 per share	—	—	—	—	—	(586,796)	(586,796)
Compensation expense and issuance of stock in connection with equity-based awards	12,651	127	—	—	1,216,236	—	1,216,363
Repurchase of common stock	—	—	(74,669)	(7,704,392)	—	—	(7,704,392)
Net income	—	—	—	—	—	2,604,040	2,604,040
Balance, June 30, 2018	844,089	$8,441	(228,101)	$(21,305,694)	$22,042,155	$62,953,155	$63,698,057

NINE MONTHS ENDED JUNE 2019
Balance, October 1, 2018	844,089	$8,441	(228,312)	$(21,324,752)	$22,069,098	$63,848,030	$64,600,817
Dividends on common stock, $0.82 per share	—	—	—	—	—	(524,866)	(524,866)
Compensation expense and issuance of stock in connection with equity-based awards	11,950	120	—	—	1,116,075	—	1,116,195
Repurchase of common stock	—	—	(34,960)	(3,186,987)	—	—	(3,186,987)
Net income	—	—	—	—	—	3,434,215	3,434,215
Balance, June 30, 2019	856,039	$8,561	(263,272)	$(24,511,739)	$23,185,173	$66,757,379	$65,439,374

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the nine months ended June 30, 2019 and 2018
	June	June
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,434,215	$2,604,040
Adjustments to reconcile net income from operations to net cash flows from operating activities:
Depreciation	1,827,711	1,619,868
Amortization	41,667	63,750
Gain on sales of property and equipment	(15,376)	(5,300)
Equity-based compensation	1,035,128	957,656
Deferred income taxes	112,439	(672,431)
Provision for losses on doubtful accounts	179,000	23,000
Inventory allowance	454,357	(267,389)
Other	2,967	2,967

Changes in assets and liabilities:
Accounts receivable	(3,209,941)	(3,276,391)
Inventories	11,468,718	22,167,954
Prepaid and other current assets	(5,698,021)	(5,843,877)
Other assets	19,712	(4,928)
Accounts payable	2,485,721	1,584,358
Accrued expenses and accrued wages, salaries and bonuses	(1,460,935)	125,758
Income taxes receivable	157,836	11,751
Net cash flows from operating activities	10,835,198	19,090,786

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,385,977)	(2,120,358)
Proceeds from sales of property and equipment	56,200	5,300
Net cash flows (used in) investing activities	(3,329,777)	(2,115,058)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	1,022,309,940	1,043,415,401
Repayments under revolving credit facility	(1,025,624,006)	(1,051,967,147)
Principal payments on long-term debt	(686,139)	(279,339)
Repurchase of common stock	(3,186,987)	(7,704,392)
Dividends on common stock	(524,866)	(586,796)
Withholdings on the exercise of equity-based awards	—	(101,200)
Net cash flows (used in) financing activities	(7,712,058)	(17,223,473)
Net change in cash	(206,637)	(247,745)
Cash, beginning of period	520,644	523,065
Cash, end of period	$314,007	$275,320

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,140,562	$764,557
Cash paid during the period for income taxes	1,265,725	1,036,680

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$91,838	$8,203
Issuance of common stock in connection with the vesting and exercise of equity-based awards	1,005,792	1,183,091

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727